SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2007

QNECTIVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

       000-50494                                              57-1094726

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(Commission File Number)                       (IRS Employer Identification No.)

3702 South Virginia St., Suite G12-401, Reno, NV, 89502

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(Address of Principal Executive Offices)     (Zip Code)

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(Registrant's Telephone Number, Including Area Code)

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 29,2007, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

Joe Hicks

The Director resigning has stated in their resignation letter that his resignation does not in any way imply or infer that there are any disputes or disagreements relating to the Company’s operations, policies or practices.  The resignation was accepted by the Board of Directors

The following individual has been appointed by to our Board of Directors, effective October 29, 2007:

Name                            Position
Oswald Ortiz

                      President, Chief Executive Officer and Director

Oswald Ortiz currently serves as President and CEO of Qporter, Inc. the Joint Venture company formed by Qnective, Inc. and MobilMedia. Prior to his work with QPorter, Oswald was the Chief Executive Officer of an international Internet Service Provider where he successfully turned around the organization to grow the business’ market share by 38% in the span of one year. While there, he implemented programs including Wholesale Carrier Services, Standard Voice Services and Voice over Cable Services to support the aggressive growth targets.

Between June 2001 and May 2002, Mr. Ortiz headed marketing activities in the capacity of Chief Marketing Officer for Callahan Broadband Wireless Services GmbH, Switzerland. While there he had P&L responsibility of the national Wholesale and Retail Sales Activities. He was responsible for the strategic and operational development/implementation of all products, the communication activities, the brand activities, the marketing activities and as well as for the development and the roll-out of all products and services (direct and indirect).

With extensive experience in high-tech and telecommunications sales and marketing prior to his work at Swisscom Wholesale, Sales and Marketing Unit concluding in 2001, where he managed over 130 employees with annual of revenues of 2.3 billion CHF, Ortiz has exerted strategic and operational development/implementation control of sales for wholesale and retail products throughout the European Union.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qnective, Inc.

a Nevada corporation

                                              /s/  Oswald Ortiz

            By:____________________________

                                             Oswald Ortiz, President

DATED:  October 30, 2007